PLEDGE AND SECURITY AGREEMENT


         This Pledge and Security Agreement is made as of July 14, 1999 by and between Rawlings Sporting Goods Company, Inc., a
Delaware corporation (the "Borrower"), and THE FIRST NATIONAL
BANK OF CHICAGO, as Agent (as hereinafter defined) for the Lenders (as hereinafter defined).

                         R E C I T A L S:

         a. Pursuant to the Credit Agreement (as hereinafter defined) the Lenders have agreed to make certain loans and other financial accommodations to the Borrower; and

         b. As a condition to further extensions of credit under the Credit Agreement, the Agent and the Lenders have requested that the Borrower grant to the Agent, on behalf of the Agent and the Lenders, a security interest in the Collateral (as hereinafter defined);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

              i.   DEFINITIONS.

              As used in this Pledge and Security Agreement:

              "Accounts" means presently existing and hereafter arising or acquired accounts receivable, notes, drafts, acceptances, choses in action and other forms of obligations and receivables relating in any way or arising from the sale of goods or the rendering of services by the Borrower or howsoever otherwise arising, including the right to payment of any interest or finance charges with respect thereto and all proceeds of insurance with respect thereto, together with all of the Borrower's rights as an unpaid vendor, all pledged assets and letters of credit, guaranty claims, liens and security interests held by or granted to the Borrower to secure payment of any Accounts and all books, customer lists, ledgers, records and files (whether written or stored electronically) relating to any of the foregoing.

              "Agent" means The First National Bank of Chicago, a national banking association, as agent for the Lenders pursuant to Section 10.1 of the Credit Agreement, and the successors and assigns thereof as agent for the Lenders.

              "Borrower" means Rawling's Sporting Goods Company,
Inc., a Delaware corporation, and its successors.

              "Chattel Paper" means any writing or group of writings which evidences both a monetary obligation and a security interest in or a lease of specific goods.

              "Collateral" means all personal property, wherever located, in which the Borrower now has or hereafter acquires any right or interest, and the proceeds, insurance proceeds, unearned insurance premiums and products thereof and documents of title evidencing or issued with respect thereto, including, without limitation, all Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Instruments, Inventory, Investment Property, Pledged Deposits, Stock Rights, contract rights, insurance policies, cash, bank accounts, and special collateral accounts, and all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related to any of the foregoing.

              "Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of September 12, 1997, among the Borrower, the Agent and the Lenders, as heretofore or hereafter amended, renewed, modified or supplemented from time to time.

              "Default" means any one or more of the events described in Section 5 hereof.

              "Default Rate" means the rate of interest which may be due and owing from time to time on any Loan and payable by the Company under the Credit Agreement pursuant to Section 2.11 of such agreement.

              "Documents" means all documents of title and goods evidenced thereby, including, without limitation, all bills of lading, dock warrants, dock receipts, warehouse receipts and orders for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

              "Equipment" means all equipment, machinery, furniture and goods used or useable by the Borrower in its business and all other tangible personal property (other than Inventory), and all accessions and additions thereto, including, without limitation, all Fixtures.

              "Fixtures" means all equipment, machinery, furniture and goods of the Borrower which have been attached to real property in such a manner that their removal would cause damage to the realty and which have therefore taken on the character of real property, including, without limitation, all trade fixtures.

              "General Intangibles" means all intangible personal property including, without limitation, all general intangibles, contract rights, rights to receive payments of money, choses in action, judgments, tax refunds and tax refund claims, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, trade names, trade secrets, drawings or plans with respect to trade secrets, copyrights, licenses, franchises, leasehold interests in real or personal property, rights to receive rentals of real or personal property and guarantee claims.

              "Indemnitee" means any Person entitled to be indemnified by the Borrower pursuant to Section 8 hereof.

              "Instruments" means all negotiable instruments (as defined in Section 3104 of the Uniform Commercial Code), certificated and uncertificated securities and any replacements therefor and Stock Rights related thereto and other writings which evidence a right to the payment of money and which are not themselves security agreements or leases and are of a type which in the ordinary course of business are transferred by delivery with any necessary endorsement or assignment, including, without limitation, all checks, drafts, notes, bonds, debentures, government securities, certificates of deposit, letters of credit, preferred and common stock, options and warrants in which the Borrower now has or hereafter acquires any rights.

              "Inventory" means all inventory, raw materials, consumable supplies, work in process, finished goods, returned or repossessed goods, goods held for sale or lease or furnished or to be furnished under contracts of service and goods released to the Borrower or to third parties under trust receipts or similar documents.

              "Investment Property" means all investment property of the Borrower (as defined in Section 9-115 of the Uniform
Commercial Code).

              "Lenders" means the financial institutions signatory to the Credit Agreement and their respective successors and assigns.

              "Lien" of a Person means any security interest, mortgage, pledge, hypothecation, lien, claim, charge, encumbrance, title retention agreement, or lessor's interest under a Capitalized Lease, in, of or on any property of such Person.

              "Obligations" means all "Obligations" as defined in the Credit Agreement.

              "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or association or any other entity or a government or any department or agency or political subdivision thereof.

              "Pledged Deposits" means, collectively, the following and all proceeds thereof: (a) the cash collateral accounts referred to in Section 7.2 hereof, and (b) all time deposits of money, whether or not evidenced by certificates, which the Borrower may from time to time designate as pledged to the Agent, on behalf of the Lenders, as security for any Obligation, and all rights to receive interest on said deposits.

              "Receivables" means, collectively, the Accounts,
Chattel Paper, Documents, General Intangibles, Pledged Deposits and Instruments.

              "Section" means a numbered section of this Security
Agreement, unless another document is specifically referenced.

              "Security Agreement" means this Pledge and Security
Agreement, as it may be amended, modified or supplemented from time to time.

              "Stock Rights" means any stock, any dividend or other distribution and any other right or property which the Borrower shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any shares of stock constituting Collateral and any and all stock, any right to receive stock and any right to receive earnings, in which the Borrower now has or hereafter acquires any right, issued by an issuer of any or all such stock.

              "Uniform Commercial Code" means, unless a specific jurisdiction is referred to, the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

              "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

              The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.
Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

              ii.  GRANT OF SECURITY INTEREST.

              To secure the payment, performance and observance of the Obligations, the Borrower hereby pledges, grants, assigns and transfers to the Agent, for the benefit of the Agent and the ratable benefit of the Lenders, a continuing security interest in, a right of setoff against, and an assignment to the Agent of, the Collateral.

              iii. REPRESENTATIONS AND WARRANTIES.

              The Borrower represents and warrants to the Agent, on behalf of the Lenders, which representations and warranties shall survive the execution and delivery of this Security Agreement and any investigation by or on behalf of the Agent or any Lender, as follows:

                   (1)  CORPORATE EXISTENCE AND STANDING.  The
                        Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

                   (2) AUTHORIZATION AND VALIDITY. The Borrower has the requisite power and authority (corporate and otherwise) and legal right to execute and deliver this Security Agreement and to perform its obligations hereunder. The execution and delivery by the Borrower of this Security Agreement and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Security Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms and creates a security interest which is enforceable against the Borrower in all now owned Collateral and in all hereafter acquired Collateral at the time the Borrower hereafter acquires such rights, in each such case except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

                   (3) NO CONFLICT; GOVERNMENT CONSENT. Neither the execution and delivery by the Borrower of this Security Agreement, the creation and perfection of a security interest in the Collateral as contemplated hereby, nor compliance with the provisions hereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or the Borrower's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Borrower is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (except to the extent created by this Security Agreement) in, of or on the property of the Borrower pursuant to the terms of any such indenture, instrument or agreement. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the execution and delivery by the Borrower of this Security Agreement or for the performance by the Borrower of its obligations under this Security Agreement except for filings expressly contemplated hereby.

                   (4) PRINCIPAL LOCATION. The Borrower's mailing address, and the location of its chief executive office and the books and records relating to the Receivables is disclosed in Exhibit A hereto. The Borrower has no other places of business and maintains no tangible Collateral except as separately set forth in Exhibit A hereto. None of said places of business are leased by the Borrower as lessee except those designated as such in Exhibit A hereto.

                   (5)  NO OTHER NAMES.  Except as set forth in
                        Exhibit B hereto, since July 1, 1994, the
                        Borrower has not conducted business under any name except the name or trade name in which it has executed this Security Agreement.

                   (6) NO DEFAULT. No Default or Unmatured Default exists.

                   (7) FILING REQUIREMENTS. Except with respect to vehicles, none of the Equipment owned by the Borrower is covered by any certificate of title. None of the Collateral (other than the Collateral defined in the Intellectual Property Assignment of Security Interests as of the date hereof, between Borrower and Agent) is of a type in which security interests or liens may be filed under any federal statute. The legal description and street address of the property on which any Fixtures are located is set forth in Exhibit C hereto, together with the name and common address of the record owner of each such property.

                   (8)  NO FINANCING STATEMENTS.  No financing
                        statement describing all or any portion of the Collateral which has not lapsed or been terminated naming the Borrower as debtor has been filed in any jurisdiction except financing statements in respect of Liens permitted by Section 6.18 of the Credit Agreement.

                   (9)  NECESSARY FILINGS.  All filings,
                        registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Borrower to the Agent, on behalf of the Lenders, hereby in respect of the Collateral have been accomplished and the security interest granted to the Agent, on behalf of the Lenders, pursuant to this Security Agreement in and to the Collateral constitutes a perfected security interest, to the extent that a security interest may be obtained by filing, registration or recording, except for Pledged Deposits with other institutions not designated therein, superior and prior to the rights of all other Persons therein and subject to no other Liens (except Liens permitted by Section 6.18 of the Credit Agreement) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction which relates to perfected security interests. Without limiting in any way the Obligations of the Borrower set forth herein, if the Agent or any Lender shall notify the Borrower of any filing required to be made pursuant to this Section, the Borrower shall promptly, and in any event within ten (10) Business Days from such notice, make any such filing.

                   (10) TITLE TO COLLATERAL.  Except as set forth in
                        the Credit Agreement, the Borrower has good and marketable title, free of all Liens other than those permitted by Section 6.18 of the Credit Agreement, to all of the properties and assets reflected in the most recent balance sheet of the Borrower delivered to Agent and Lenders pursuant to Section 6.1 of the Credit Agreement as being owned by it and to all of the properties and assets acquired by it after the date thereof, except for assets sold, transferred or otherwise disposed of in the ordinary course of business since the date of such balance sheet or as permitted by Section 6.13 of the Credit Agreement.

                   (11) RECEIVABLES.  The names of the obligors,
                        amounts owing, due dates and other
                        information with respect to the Receivables are and will be correctly stated in all material respects in all records of the Borrower relating thereto and in all invoices and reports with respect thereto furnished to the Agent by the Borrower from time to time.

                   (12) INSURANCE.  Schedule I lists as of the date
                        hereof all insurance of any nature maintained for current occurrences of Borrower and its Subsidiaries, as well as a summary of such insurance.

              b.   COVENANTS.

         From the date of this Security Agreement, and thereafter until this Security Agreement is terminated pursuant to Section
9.13:

                   (1) INSPECTION. The Borrower will permit the Agent and the Lenders, by their representatives and agents, to inspect the Collateral, to examine and make copies of the records of the Borrower relating thereto, and to discuss the Collateral and the records of the Borrower with respect thereto with, and to be advised as to the same by, the Borrower's officers and employees and, in the case of any Receivable, with any person or entity which is or may be obligated thereon, all upon reasonable prior notice from the Agent and at such reasonable times and intervals as the Agent may determine, all at the Borrower's expense with the same rights to, and limited to, expense reimbursement as provided in accordance with Section [9.7] of the Credit Agreement or inspections permitted thereby.

                   (2) TAXES. The Borrower will pay when due all taxes, assessments and governmental charges and levies upon the Collateral, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves under Agreement Accounting Principles have been established and to which no material risk of enforcement exists.

                   (3)  RECORDS AND REPORTS.  The Borrower will
                        maintain satisfactory and appropriate books and records with respect to the Collateral and furnish to the Agent, with sufficient copies for each of the Lenders, such reports relating to the Collateral as the Agent shall from time to time reasonably request.

                   (4) NOTICE OF DEFAULT. The Borrower will give prompt notice in writing to the Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or other, of which the Borrower has knowledge and which could reasonably be expected to have a Material Adverse Effect.

                   (5) FINANCING STATEMENTS AND OTHER ACTIONS. The Borrower will promptly execute and deliver to the Agent all financing statements and other documents from time to time requested by the Agent or any Lender in order to perfect a security interest or to maintain a perfected security interest in the Collateral.

                   (6) DISPOSITION OF COLLATERAL. The Borrower will not sell, lease or otherwise dispose of the Collateral except as permitted by the Credit Agreement.

                   (7) LIENS. The Borrower will not create, incur, or suffer to exist any Lien upon the Collateral except the security interests created by this Security Agreement and Liens permitted pursuant to Section 6.18 of the Credit Agreement.

                   (8) CHANGE IN LOCATION OR NAME. The Borrower will not (a) maintain a place of business, hold tangible Collateral or maintain records with respect to any Receivable at a location other than a location specified on Exhibit A hereto, or maintain Inventory and Equipment in the State of Tennessee with an aggregate net book value in excess of $2,000,000, (b) change its name, or (c) change its mailing address, unless the Borrower shall have given the Agent not less than thirty (30) days' prior written notice thereof, and the Agent shall have determined that after giving effect to any such change of name, address or location, and the making of any additional filings, registrations or recordings as the Agent shall determine necessary, the Agent, for the benefit of the Lenders, shall have a valid and continuing, first perfected security interest in the Collateral, except for Liens permitted pursuant to Section 6.18 of the Credit Agreement.

                   (9) OTHER FINANCING STATEMENTS. The Borrower will not SIGN or authorize the signing on its behalf of any financing statement naming it as debtor covering all or any portion of the Collateral, except financing statements naming the Agent, on behalf of the Lenders, as secured party and those evidencing Liens permitted pursuant to Section 6.18 of the Credit Agreement and covering only property expressly permitted to be pledged in such transactions.

                   (10) PROTECTION OF THE LENDERS' SECURITY.  The
                        Borrower will do nothing to impair the rights of the Agent or the Lenders in the Collateral. The Borrower will at all times keep the Collateral insured in favor of the Agent and the Lenders in compliance with the requirements of the Credit Agreement. The Borrower assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of the Borrower to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged or for any reason whatsoever unavailable to the Borrower.

                   (11) TITLED EQUIPMENT, ETC.  The Borrower will
                        promptly notify the Agent in writing upon (a) acquiring any interest hereafter in Equipment covered by any certificate of title, (b) ACQUIRING any interest hereafter in Collateral that is of a type where a security interest or lien may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation and
                        (c) acquiring any interest hereafter in any property that constitutes "Collateral" under the form of Intellectual Property Assignment attached as Exhibit D hereto.

                   (12) INSTRUMENTS, CHATTEL PAPER, DOCUMENTS AND
                        PLEDGED DEPOSITS. Promptly upon request of the Agent, the Borrower will deliver to the Agent (a) the originals of all Instruments, Documents, Chattel Paper and Pledged Deposits which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Agent shall specify, and (b) hold in trust for the Agent, on behalf of the Lenders, upon receipt and immediately thereafter deliver to the Agent, on behalf of the Lenders, any Instrument or Document evidencing or constituting Collateral (except, prior to the occurrence of a Default, ordinary cash dividends paid with respect to the Instruments which are stock and the Stock Rights).

                   (13) UNCERTIFICATED SECURITIES.  The Borrower will
                        permit the Agent and the Lenders from time to time to cause the appropriate issuers of uncertificated securities constituting
                        Instruments to mark their books and records with the numbers and face amounts of all uncertificated securities constituting
                        Instruments and all rollovers and
                        replacements therefor to reflect the Lien of the Agent, on behalf of the Lenders, granted pursuant to this Security Agreement.

                   (14) PLEDGED DEPOSITS.  The Borrower will not
                        withdraw all or any portion of any Pledged
                        Deposit or fail to rollover said Pledged
                        Deposit without the prior consent of the Agent.

                   (15) FEDERAL CLAIMS.  The Borrower will notify the
                        Agent of any Collateral which, to its
                        knowledge, constitutes a claim against the United States government or any instrumentality or agency thereof (except for claims against any state government, unless requested by the Agent), the assignment of which claim is restricted by federal law. Promptly upon the request of the Agent, the Borrower will take such steps as may be necessary to comply with any applicable federal assignment of claims laws.

                   (16) MAINTENANCE OF RECORDS.  The Borrower will
                        keep and maintain at its own cost and expense satisfactory and appropriate records of each Receivable for at least two (2) years from the date on which such Receivable comes into existence, including, without limitation, records of all payments received, all credits granted thereon and all other documentation relating thereto, and the Borrower will make the same available to the Agent for inspection, at the Borrower's own cost and expense, at any and all reasonable times.
                        Upon the occurrence and during the
                        continuance of a Default, the Borrower shall, at its own cost and expense, upon request of the Agent deliver all tangible evidence of its Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to the Agent or to its representatives (copies of which evidence, books and records may be retained by the Agent) at any time upon its demand. At the request of the Agent, the Borrower shall legend, in form and manner reasonably satisfactory to the Agent, the Receivables and other books, records and documents of the Borrower evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been pledged to the Agent for the benefit of the Lenders and that the Agent has a security interest therein. The Borrower expressly agrees that, upon the occurrence and during the continuance of a Default, the Agent may transfer a full and complete copy of the Borrower's books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any Person that has acquired or is contemplating acquisition of an interest in the Receivables or the Agent's security interest therein without the consent of the Borrower.

                   (17) CERTAIN AGREEMENTS ON RECEIVABLES.  The
                        Borrower will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof other than, prior to the occurrence of a Default, in the ordinary course of business and in amounts which are not material to the Borrower.

                   (18) COLLECTION OF RECEIVABLES.  Except as
                        otherwise provided in this Security
                        Agreement, the Borrower will collect and enforce, at the Borrower's sole expense, all amounts due or hereafter due to the Borrower under the Receivables.

                   (19) FURTHER ACTIONS.  The Borrower will, at its
                        own expense, make, execute, endorse,
                        acknowledge, file and/or deliver to the Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Receivables and other property or rights covered by the security interest hereby granted, as the Agent may reasonably require.

                   (20) DISCLOSURE OF COUNTERCLAIM ON RECEIVABLES.
                        If any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on an individual Receivable in excess of $100,000 or a group of Receivables at any time aggregating in excess of $200,000 exists or if, to the knowledge of the Borrower, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to an individual Receivable in excess of $100,000 or a group of Receivables at any time aggregating in excess of $200,000 the Borrower will disclose such fact to the Agent in writing in connection with the inspection by the Agent or any Lender of any record of the Borrower relating to such Receivable and in connection with any invoice or report furnished by the Borrower to the Agent relating to such Receivable or a group of Receivables.

                   (21) INSTRUMENTS.  If any Receivable in excess of
                        $350,000 becomes evidenced by an Instrument
                        (other than a check payable to the order of the Borrower which is promptly cashed by the Borrower), the Borrower will within ten (10) days notify the Agent thereof, and upon request by the Agent promptly deliver such Instrument to the Agent appropriately endorsed to the order of the Agent as further security hereunder.

                   (22) MAINTENANCE OF GOODS.  The Borrower will do
                        all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment in good repair and working and saleable condition as shall be consistent with past practice.

                   (23) INSURANCE.  The Borrower will (a) maintain
                        insurance on the Inventory and Equipment as required by Section 6.6 of the Credit Agreement, (b) maintain such other insurance on the Inventory and Equipment for the benefit of the Agent and the Lenders as the Agent shall from time to time request, and
                        (c) furnish to the Agent, upon the request of the Agent, from time to time duplicates of all policies of insurance on the Inventory and Equipment and certificates with respect to such insurance.

              Without limiting the generality of the foregoing, Borrower shall deliver to Lender as soon as practicable after the date hereof but in any event not later than July 30, 1999 certified copies and endorsements to all of its and its Subsidiaries (a) "All Risk" and business interruption insurance policies, naming Agent, for the benefit of itself and Lenders, loss payee, and (b) general liability and other liability policies naming Agent, for the benefit of itself and Lenders, as an additional insured. All policies of insurance on real and personal property will contain an endorsement, in form and substance acceptable to Agent, showing loss payable to Agent, for the benefit of itself and Lenders (Form 438 BFU or equivalent) and extra expense and business interruption endorsements. Such endorsement, or an independent instrument furnished to Agent, will provide that the insurance companies will give Agent at least 30 days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Borrower or any other Person shall affect the right of Agent and Lenders to recover under such policy or policies of insurance in case of loss or damage. Borrower shall direct all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Agent. If any insurance proceeds are paid by check, draft or other instrument payable to any Borrower and Agent jointly, Agent may endorse such Borrower's name thereon and do such other things as Agent may deem advisable to reduce the same to cash. Agent reserves the right at any time, upon review of each Borrower's risk profile, to require additional forms and limits of insurance. Each Borrower shall, on each anniversary of the date hereof and from time to time at Agent's request, deliver to Agent a report by a reputable insurance broker, satisfactory to Agent, with respect to such Person's insurance policies.

                   (24) TITLED VEHICLES.  Upon request, the Borrower
                        will give the Agent information as to ownership of any vehicle covered by a certificate of title. Promptly upon request of the Agent, the Borrower will deliver any such certificate of title to the Agent and/or will cause the lien of the Agent, on behalf of the Lenders, to be noted thereupon.

              v.   DEFAULT.

              (1) The occurrence of any one or more of the following events shall constitute a Default:

                   (a) Any representation or warranty made by or on behalf of the Borrower to the Agent or the Lenders under or in connection with this Security Agreement shall be false in any material respect as of the date on which made.

                   (b) The breach by the Borrower of any of the terms or provisions of Section 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.12, 4.13, 4.14, 4.21, 7 or
                        8.1 hereof.

                   (c) The breach by the Borrower (other than a breach which constitutes a Default under
                        Section 5.1.1 or 5.1.2 hereof) of any of the terms or provisions of this Security Agreement which is not remedied within twenty
                        (20) days after the giving of written notice by the Agent.

                   (d)  Any Collateral shall be transferred or
                        otherwise disposed of, either voluntarily or involuntarily, in any manner not permitted by
                        Section 4.6 or 9.7 hereof or shall be lost, stolen, damaged or destroyed.

                   (e) The occurrence of any "Default" under, and as defined in, the Credit Agreement.

              (2) ACCELERATION AND REMEDIES. If any Default described in Section 7.6 or 7.7 of the Credit Agreement occurs, the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Default occurs, the Obligations may be declared to be due and payable in accordance with the Credit Agreement, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

              (3) REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT. The Borrower agrees that, if any Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Agent may:

                   (i)  personally, or by agents or attorneys,
                        immediately take possession of the Collateral or any part thereof, from the Borrower or any other Person who then has possession of any part thereof with or without notice or process of law (unless the same shall be required by applicable law), and for that purpose may enter in an orderly and lawful manner upon the Borrower's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Borrower;

                   (ii) instruct the obligor or obligors on any
                        contract, agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Agent, on behalf of the Lenders;

                  (iii) sell or otherwise liquidate, or direct the
                        Borrower to sell or otherwise liquidate, any or all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

                   (iv) with respect to Obligations which are
                        contingent and cannot be accelerated by their nature, require the Borrower to deposit cash or other acceptable collateral in an amount sufficient to cover principal, interest and fees which will have accrued by the maturity date on said Obligations to be held as security for said Obligations in the special collateral account referred to in Section 7.2 hereof; and

                   (v) take possession of the Collateral or any part thereof, by directing the Borrower in writing to deliver the same to the Agent, on behalf of the Lenders, at any reasonable place or places designated by the Agent, in which event the Borrower shall at its own expense:

                        1)   forthwith cause the same to be moved to
                             the place or places so designated by the Agent and there delivered to the Agent, on behalf of the Lenders;

                        2)   store and keep any Collateral so
                             delivered to the Agent, on behalf of the Lenders, at such place or places pending further action by the Agent; and

                        3)   while the Collateral shall be so stored
                             and kept, provide such guards and
                             maintenance services as shall be
                             necessary to protect the same and to
                             preserve and maintain them in good
                             condition;

it being understood that the Borrower's obligation so to deliver the Collateral is of the essence of this Security Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Agent, on behalf of the Lenders, shall be entitled to a decree requiring specific performance by the Borrower of said obligation.

              (4)  DISPOSITION OF THE COLLATERAL.

                        (i) Any Collateral repossessed by the Agent, on behalf of the Lenders, under or pursuant to Section 5.3 hereof and any other Collateral whether or not so repossessed by the Agent, on behalf of the Lenders, upon the occurrence of a Default may be sold, leased or otherwise disposed of under one or more contracts or as an entirety and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms and for such prices as the Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Upon the occurrence and during the continuance of any Default, the Agent, on behalf of the Lenders, shall have the power to foreclose the Borrower's right of redemption in the Collateral by sale, lease or other disposition of the Collateral in accordance with the Uniform Commercial Code as enacted in each state where the Collateral is located. Any of the Collateral may be sold, leased or otherwise disposed of in the condition in which the same existed when taken by the Agent, on behalf of the Lenders, or after any overhaul or repair which the Agent shall determine to be commercially
                                    reasonable and the Agent shall be
                             entitled to reimbursement for the
                             payment of any costs or expenses of such overhaul or repair. Any such disposition which shall be a private sale or other private proceeding permitted by the requirements of applicable law shall be made after written notice to the Borrower specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor. Any such disposition which shall be a public sale permitted by such requirements of applicable law shall be made after written notice to the Borrower specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction. To the extent permitted by any such requirement of law, the Agent, on behalf of the Lenders, may itself bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section
                             5.4 without accountability to the
                             Borrower.  In the payment of the
                             purchase price of the Collateral the
                             purchaser shall be entitled to have
                             credit on account of the purchase price
                             thereof of amounts owing to such
                             purchaser on account of any of the
                             Obligations held by such purchaser and
                             any such purchaser may deliver notes,
                             claims for interest, or claims for other payment with respect to such Obligations in lieu of cash up to the amount which would, upon distribution of the net proceeds of such sale, be payable thereon. Such notes, if the amount payable hereunder shall be less than the amount due thereon, shall be returned to the holder thereof after being appropriately stamped to show partial payment. If, under mandatory requirements of applicable law, the Agent, on behalf of the Lenders, shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Borrower as hereinabove specified, the Agent need give the Borrower only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

                        (ii) No notification need be given to the
                             Borrower if it has signed, after an
                             Unmatured Default or Default, a
                             statement renouncing or modifying any
                             right to notification of sale or other
                             intended disposition.  In addition to
                             the rights and remedies granted to it in this Security Agreement and in the Credit Agreement, the Agent, on behalf of the Lenders, shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the Collateral is located.

              vi.  WAIVERS, AMENDMENTS AND REMEDIES.

              No delay or omission of the Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or Unmatured Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude other or further exercise thereof or the exercise of any other right or remedy, and no waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Agent and the Required Lenders (if so required by the Credit Agreement), and then only to the extent specifically set forth in such writing; provided, however, that any amendment purporting to release all or substantially all of the Collateral shall be valid only if consented to by each of the Lenders. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

              vii. PROCEEDS; COLLECTION OF RECEIVABLES.

                   (1) COLLECTION OF RECEIVABLES. The Agent may at any time when a Default has occurred and is continuing in its sole discretion by giving the Borrower written notice, elect to require that the Receivables be paid directly to the Agent, on behalf of the Lenders. In such event, the Borrower shall, and shall permit the Agent to, promptly notify the account debtors or obligors under the Receivables of the Agent's and the Lenders' interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under the Receivables directly to the Agent. Upon receipt of any such notice from the Agent, the Borrower shall thereafter hold in trust for the Agent and the Lenders all amounts and proceeds received by it with respect to the Receivables and other Collateral and immediately and at all times thereafter deliver to the Agent, on behalf of the Lenders, all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements. The Agent shall hold and apply funds so received as provided by the terms of Sections 7.3 and 7.4 hereof.

                   (2) SPECIAL COLLATERAL ACCOUNT. The Agent may require all cash proceeds of the Collateral received by the Agent, on behalf of the Lenders, to be deposited in a special interest bearing cash collateral account with the Agent and held there as security for the Obligations. Prior to a Default or Unmatured Default, the Borrower, upon advance written notice to the Agent, may direct investment of the collected balances in said cash collateral account with the Agent in investments permitted by Section 6.16 of the Credit Agreement; provided, however, upon the occurrence and during the continuance of a Default or Unmatured Default, the Borrower shall have no control whatsoever over said cash collateral account or the investment thereof. The Agent shall from time to time, in its sole discretion, either deposit the collected balances in said cash collateral account into the Borrower's general operating account with the Agent or apply the collected balances in said cash collateral account to the payment of the Obligations whether or not the Obligations shall then be due.

                   (3) APPLICATION OF PROCEEDS. The proceeds of the Collateral shall be applied by the Agent to payment of the Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

                             (i)  FIRST, to payment of all reasonable
                                  costs and expenses of the Agent and
                                  the Lenders incurred in connection
                                  with the collection and enforcement
                                  of the Obligations or of the
                                  security interest granted to the
                                  Agent and the Lenders pursuant to
                                  this Security Agreement, including
                                  all costs and expenses of any sale
                                  pursuant to Sections 5.3 and 5.4
                                  hereof, and of any judicial or
                                  private proceedings in which such
                                  sale may be made, and of all other
                                  expenses, liabilities and advances
                                  made or incurred by the Agent, the
                                  Lenders and the agents and
                                  attorneys of each of them, together
                                  with interest at the Default Rate
                                  on such costs, expenses and
                                  liabilities and on all advances
                                  made by the Agent or any Lender
                                  from the date any such cost,
                                  expense or liability is due, owing
                                  or unpaid or any such advance is
                                  made, in each case until paid in
                                  full;

                             (ii) SECOND, to payment of that portion
                                  of the Obligations constituting
                                  accrued and unpaid interest and
                                  fees, together with interest owing
                                  thereon at the Default Rate from
                                  the date due, owing or unpaid until paid in full;

                            (iii) THIRD, ratably to payment (i) of
                                  the principal of the Obligations,
                                  then due, owing or unpaid in
                                  respect of any Advances pursuant to
                                  the Credit Agreement or the Notes
                                  with interest on such unpaid
                                  principal at the Default Rate from
                                  and after the happening of any
                                  Default until paid in full, and
                                  (ii) any Rate Hedging Obligations
                                  due, owing or unpaid to the
                                  Lenders;

                             (iv) FOURTH, to cash collateralize the
                                  undrawn portion of all Letters of
                                  Credit by deposit with the Agent an
                                  amount equal to 110% of the
                                  aggregate amount thereof;

                             (v)  FIFTH, to payment of any other
                                  Obligations due, owing or unpaid
                                  until paid in full including,
                                  without limitation, any Obligations
                                  incurred pursuant to Section 9.3
                                  hereof; and

                             (vi) SIXTH, the balance, if any, after
                                  all of the Obligations have been
                                  satisfied, shall be remitted to the
                                  Borrower or as required by law.

                        (4)  REMEDIES CUMULATIVE.  Each and every
                             right, power and remedy hereby
                             specifically given to the Agent, for the benefit of the Lenders, shall be in addition to every other right, power and remedy specifically given under this
                             Security Agreement, the Credit Agreement or any other Loan Document now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any of the others. No delay or omission of the Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or an acquiescence therein. In the event that the Agent or any Lender shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Agent or such Lender may recover reasonable expenses, including attorneys' fees, which attorneys may be employees of the Agent, and the amounts thereof shall be included in such judgment.

                        (5)  DISCONTINUANCE OF PROCEEDINGS.  In case
                             the Agent or any Lender shall have
                             instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent or such Lender, then and in every such case the Borrower and the Agent or such Lender shall be restored to their respective former positions and rights hereunder with respect to the
                             Collateral, and all rights, remedies and powers of the Agent or such Lender shall continue as if no such proceeding had been instituted.

              viii.     INDEMNITY.

                   (1)  INDEMNITY.

                        (i)  The Borrower agrees to indemnify the
                             Agent, the Lenders and their respective
                             successors, assigns, employees, agents
                             and servants (each an "Indemnitee") as
                             provided by Section 9.7 of the Credit
                             Agreement as if such Section 9.7 were
                             fully set forth herein.

                        (ii) Without limiting the application of
                             Section 8.1(a) hereof, the Borrower
                             agrees to pay, or reimburse the Agent
                             for any and all reasonable fees
                             (including, without limitation,
                             reasonable attorneys' fees, which
                             attorneys may be employees of the
                             Agent), costs and expenses of whatever
                             kind or nature incurred in connection
                             with the creation, preservation or
                             protection of the Agent's security
                             interest in the Collateral, including,
                             without limitation, all fees and taxes
                             in connection with the recording or
                             filing of instruments and documents in
                             public offices, payment or discharge of
                             any taxes (excluding income, franchise
                             taxes or other taxes levied on gross
                             earnings, profits or the like) or Liens
                             upon or in respect of the Collateral,
                             premiums for insurance with respect to
                             the Collateral (except to the extent
                             that the Borrower has already paid any
                             such premiums in compliance with the
                             Credit Agreement) and all other
                             reasonable fees, costs and expenses in connection with preparing, executing, delivering or administering this
                             Security Agreement and in connection
                             with protecting, maintaining or
                             preserving the Collateral and the
                             Agent's interest therein, whether
                             through judicial proceedings or
                             otherwise, or in defending or
                             prosecuting any actions, suits or
                             proceedings arising out of or relating
                             to the Collateral.

                   (iii)     Without limiting the application of
                             Section 8.1(a) or (b) hereof, the
                             Borrower agrees to pay, indemnify and
                             hold each Indemnitee harmless from and
                             against any losses, costs, damages and
                             expenses which such Indemnitee may
                             suffer, expend or incur as a consequence or growing out of any misrepresentation by the Borrower in this Security Agreement or the Credit Agreement or in any statement or writing contemplated by, made or delivered pursuant to or in connection with this Security Agreement or the Credit Agreement, except to the extent that any such loss arises out of the gross negligence or willful misconduct of such Indemnitee.

                        (iv) If and to the extent that the
                             Obligations of the Borrower under this
                             Section are unenforceable for any
                             reason, the Borrower hereby agrees to
                             make the maximum contribution to the
                             payment and satisfaction of such
                             Obligations which is permissible under
                             applicable law.

                        (v)  The Obligations of the Borrower
                             contained in this Section 8.1 shall
                             survive the termination of this Security
                             Agreement and the discharge of the
                             Borrower's other Obligations hereunder.

                   (2) INDEMNITY OBLIGATION SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of the Borrower contained in this Security Agreement shall continue in full force and effect notwithstanding the full payment of all amounts owing under the Credit Agreement and all of the other Obligations and notwithstanding the discharge thereof and the termination of this Security Agreement.

         ix.  GENERAL PROVISIONS.

              (1) NOTICE OF DISPOSITION OF COLLATERAL. The Borrower hereby agrees that any notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral shall be deemed reasonable if sent to the Borrower, addressed as set forth in Section 10 hereof, at least ten (10) days prior to any such public sale or the time after which any such private sale or other disposition may be made.

              (2) Compromises and Collection of Collateral. The Borrower, the Agent and the Lenders recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, the Borrower agrees that the Agent, on behalf of the Lenders, may at any time and from time to time, if a Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Agent shall be commercially reasonable so long as the Agent acts in good faith based on information known to it at the time it takes any such action.

              (3) SECURED PARTY PERFORMANCE OF BORROWER OBLIGATIONS. Without having any obligation to do so, upon either (a) notice to the Borrower or (b) the occurrence of an Unmatured Default or a Default, the Agent may perform or pay any obligation which the Borrower has agreed to perform or pay in this Security Agreement and the Borrower shall reimburse the Agent for any amounts paid by the Agent or such Lender pursuant to this Section 9.3. The Borrower's obligation to reimburse the Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

              (4) AUTHORIZATION FOR SECURED PARTY TO TAKE CERTAIN ACTION. The Borrower irrevocably authorizes the Agent, at any time and from time to time, in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact to act on behalf of the Borrower, (a) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the Agent's security interest in the Collateral, on behalf of the Lenders, (b) to endorse and collect any cash proceeds of the Collateral, (c) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's and the Lenders' security interest in the Collateral, (d) to enforce payment of the Receivables in the name of the Agent, any Lender or the Borrower, and (e) to apply the proceeds of any Collateral received by the Agent to the Obligations as provided in Section 7 hereof. This appointment as attorney-in-fact is coupled with an interest and shall be irrevocable for so long as any Obligations are outstanding.

              (5) SPECIFIC PERFORMANCE OF CERTAIN COVENANTS. The Borrower acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1, 4.5, 4.6, 4.12, 4.21, 5.3, 7 and 9.7 hereof will cause irreparable injury to the Agent and the Lenders and that the Agent and the Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Agent and the Lenders to seek and obtain specific performance of other obligations of the Borrower contained in this Security Agreement, that the covenants of the Borrower contained in the Sections referred to in this Section 9.5 shall be specifically enforceable against the Borrower.

              (6) USE AND POSSESSION OF CERTAIN PREMISES. Upon the occurrence of a Default or Unmatured Default, the Agent or any Lender shall be entitled to occupy and use any premises owned or leased by the Borrower where records relating to the Collateral are located until the Obligations are paid, without any obligation to pay the Borrower or any other Person for such use and occupancy.

              (7) DISPOSITIONS NOT AUTHORIZED. The Borrower is not authorized to sell or otherwise dispose of the Collateral except as permitted in the Credit Agreement and notwithstanding any course of dealing between the Borrower and the Agent or any Lender or other conduct of the Agent or any Lender, no authorization to sell or otherwise dispose of the Collateral (except as set forth in the Credit Agreement) shall be binding upon the Agent or any Lender unless such authorization is in writing signed as required by Section 6 hereof.

              (8) DEFINITION OF CERTAIN TERMS. Terms defined in the Illinois Uniform Commercial Code which are not otherwise defined in this Security Agreement are used in this Security Agreement as defined in the Illinois Uniform Commercial Code as in effect on the date hereof.

              (9) BENEFIT OF AGREEMENT. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and each such Person's successors and assigns, except that the Borrower shall not have the right to assign its rights under this Security Agreement or any interest herein without the prior written consent of the Agent.

              (10) SURVIVAL OF REPRESENTATIONS.  All representations
                   and warranties of the Borrower contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

              (11) TAXES AND EXPENSES.  Any taxes (excluding income
                   taxes, franchise taxes or other taxes levied on gross earnings, profits or the like) payable or ruled payable by any Federal or State authority in respect of this Security Agreement shall be paid by the Borrower, together with interest and penalties, if any. The Borrower shall reimburse the Agent for any and all reasonable outofpocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, auditors and accountants who may be employees of the Agent or the Lenders) paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). The Borrower shall reimburse the other Lenders for any and all reasonable outofpocket expenses and internal charges (including reasonable attorneys', auditors' and accountants' fees and reasonable time charges of attorneys, auditors and accountants who may be employees of the Agent or the Lenders) paid or incurred by any Lender in connection with the enforcement of this Security Agreement.

              (12) HEADINGS.  The title of and section headings in
                   this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

              (13) TERMINATION.  This Security Agreement and the
                   Liens arising hereunder shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations or commitments therefor outstanding) until the payment in full of the Obligations and the termination of the Credit Agreement in accordance with its terms and all commitments of the Lenders thereunder, at which time the security interests granted hereby shall terminate and any and all rights to the Collateral shall revert to the Borrower. Upon such termination, the Agent shall promptly return to the Borrower, at the Borrower's expense, such of the Collateral held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof. The Agent will promptly execute and deliver to the Borrower such other documents as the Borrower shall reasonably request to evidence such termination.

              (14) ENTIRE AGREEMENT.  This Security Agreement, the
                   Credit Agreement and the other Loan Documents embody the entire agreement and understanding among the Borrower, the Agent and the Lenders relating to the Collateral and supersede all prior written and oral agreements and understandings among the Borrower, the Agent and the Lenders relating to the subject matter hereof.

              (15) CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE
                   CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

              (16) RELEASES.  Upon termination of this Security
                   Agreement in accordance with the provisions of
                   Section 9.13 hereof, the Agent and the Lenders shall, at the Borrower's request and expense, execute such releases as the Borrower may reasonably request, in form and upon terms acceptable to the Agent and the Lenders in all respects.

              (17) WAIVERS.  Except to the extent expressly otherwise
                   provided herein or in any other Loan Document, the Borrower waives, to the extent permitted by applicable law, (a) any right to require either the Agent or any Lender to proceed against any other person, to exhaust its rights in any other collateral, or to pursue any other right which either the Agent or any Lender may have, and (b) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate.

              (18) COUNTERPARTS.  This Security Agreement may be
                   executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. This Security Agreement shall be effective when it has been executed by the Borrower and the Agent.

              (19) DISTRIBUTION OF REPORTS.  The Borrower authorizes
                   the Agent and each Lender, as the Agent or such Lender may elect in its sole discretion, to discuss with and furnish to any other Person having an interest in the Obligations (whether as a guarantor, pledgor of collateral, participant or otherwise) all financial statements, audit reports and other information pertaining to the Borrower or the Collateral whether such information was provided by the Borrower or prepared or obtained by the Agent or such Lender. Neither the Agent nor any Lender, nor any of such Person's employees, officers, directors or agents makes any representation or warranty regarding any audit reports or other analyses of the Borrower's condition which the Agent or such Lender may in its sole discretion prepare and elect to distribute, nor shall the Agent or any Lender, nor any such Person's employees, officers, directors or agents be liable to any person or entity receiving a copy of such reports or analyses for any inaccuracy or omission contained in or relating thereto.

         x.   NOTICES.

              (1) SENDING NOTICES. Any notice required or permitted to be given under this Security Agreement shall be given in accordance with Section 13.1 of the Credit Agreement.

              (2)  CHANGE IN ADDRESS FOR NOTICES.  Each of the
                   Borrower and the Agent may change the address for service of notice upon it by a notice in writing to the other party hereto.

         IN WITNESS WHEREOF, the Borrower has executed this Security Agreement as of the date first above written.


                                       RAWLING'S SPORTING GOODS
                                       COMPANY, INC.



                                       By:/s/ Rexford K. Peterson
                                       Title: Chief Financial Officer



ACCEPTED AND AGREED TO:

THE FIRST NATIONAL BANK
OF CHICAGO, as Agent for the Lenders



By:/s/ Nathan Block

Title: First Vice President